UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

Yoshiharu Global Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41494	87-3941448
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6940 Beach Blvd., Suite D-705

Buena Park, CA 90621

(Address of principal executive offices and zip code)

(714) 694-2403

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	YOSH	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

An annual meeting (the “Annual Meeting”) of the stockholders of Yoshiharu Global Co. (the “Company”) was held on December 19, 2024. As of November 4, 2024, the record date for the Annual Meeting, 1,255,197 shares of Class A Common Stock were issued and outstanding and 100,000 shares of Class B Common Stock were issued and outstanding. Holders of 825,361 shares of the Company’s Class A Common Stock and 100,000 shares of the Company’s Class B Common Stock were present in person or by proxy at the Annual Meeting, representing approximately 80.94% of the total outstanding voting power of the Company’s Common Stock, constituting a quorum pursuant to the Company’s bylaws. A brief summary of the matters voted upon by stockholders at the Annual Meeting is set forth below, and the proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 22, 2024. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. The voting results reported below are final.

Proposal No. 1

The Company’s stockholders elected James Chae, Jay Kim, Harinne Kim and Yusil Yeo to the Company’s Board of Directors, to hold office until the 2025 annual meeting of stockholders or until his or her successor shall have been duly elected or appointed and qualify, based upon the following votes:

NOMINEE	VOTES FOR	VOTES WITHELD	BROKER NON-VOTES
James Chae	1,703,720	1,637	-
Jay Kim	1,704,004	1,353	-
Harinne Kim	1,704,004	1,353	-
Yusil Yeo	1,704,004	1,353	-

Proposal No. 2

The Company’s stockholders ratified the appointment of BCRG Group as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, based upon the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
1,823,389	1,392	580	-

Proposal No. 3

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635, the potential and likely issuance of more than 19.99% of our issued and outstanding shares of Class A Common Stock including securities convertible into Class A Common Stock pursuant to the Securities Purchase Agreement dated January 5, 2024 (as amended) with Alumni Capital LP, based upon the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
1,694,839	9,961	557	-

Proposal No. 4

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635, the potential and likely issuance of more than 19.99% of our issued and outstanding shares of Class A Common Stock including securities convertible into Class A Common Stock, to an accredited investor (“Investor”) pursuant to a common stock purchase agreement which we anticipate entering into with Investor on or prior to December 31, 2024, based upon the following Votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
1,694,217	10,584	556	-

Proposal No. 5

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635, the potential and likely issuance of more than 19.99% of our issued and outstanding shares of Class A Common Stock including securities convertible into Class A Common Stock, to Investor pursuant to convertible promissory note which we anticipate issuing to Investor on or prior to December 31, 2024, based upon the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
1,694,216	10,584	557	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2024

YOSHIHARU GLOBAL CO.

By:	/s/ James Chae
Name:	James Chae
Title:	Chief Executive Officer